UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23338

FS Multi-Alternative Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Multi-Alternative Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: October 31, 2020

Item 1.Reports to Stockholders.

The annual report (the “Annual Report”) of FS Multi-Alternative Income Fund (the “Fund”) for the fiscal year ended October 31, 2020 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Multi-Alternative
Income Fund

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of FS Multi-Alternative Income Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

Annual report

2020

FS Multi-Alternative Income Fund

Portfolio Review

The following tables summarize the portfolio composition and holdings of our investment portfolio as of October 31, 2020 (unaudited):

Portfolio composition (by fair value)
Short-Term Investments	57%
Real Estate Funds	42%
CDO/Structured Credit	1%
100%

Holdings (by fair value)
State Street Institutional Treasury Plus Money Market Fund – Premier Class	57%
Clarion Lion Properties Fund	11%
Blackstone Property Partners	10%
Brookfield Premier Real Estate Partners	6%
CBRE U.S. Core Partners, LP	6%
RREEF Core Plus Industrial Fund	5%
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	4%
Preferred Term Securities XXI Ltd./Preferred Term Securities XXI, Inc.	1%
100%

FS Multi-Alternative Income Fund

Officers and Board of Trustees

Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer & Treasurer

STEPHEN S. SYPHERD
General Counsel & Secretary

JAMES F. VOLK
Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
Chief Executive Officer, Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

DANIEL J. HILFERTY, III
Trustee
Chief Executive Officer, Independence Health Group

FS Multi-Alternative Income Fund

Annual Report for the Year Ended October 31, 2020

1

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Multi-Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Multi-Alternative Income Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2020, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and the period from September 27, 2018 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at October 31, 2020, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and the period from September 27, 2018 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodians and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania

December 23, 2020

See notes to consolidated financial statements.
2

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments

As of October 31, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Industry	Number of Shares	Cost	Fair Value(c)
Real Estate Funds—42.2%
Blackstone Property Partners, LP	Real Estate	2,904	$3,996	$4,023
Brookfield Premier Real Estate Partners	Real Estate	1,667	2,093	2,203
CBRE U.S. Core Partners, LP	Real Estate	1,542,600	2,141	2,215
Clarion Lion Properties Fund	Real Estate	2,779	4,133	4,203
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Real Estate	16,085	1,717	1,645
RREEF Core Plus Industrial Fund	Real Estate	13,765	1,771	1,959
Total Real Estate Funds			15,851	16,248

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Collateralized Debt Obligation (CDO) / Structured Credit—0.6%
Preferred Term Securities XXI Ltd./ Preferred Term Securities XXI, Inc., 0.7%, 3/22/38 (3 mo. USD LIBOR + 0.4%)	(d) (e) (f)	USD CDO	$205	$167	$153
Preferred Term Securities XXVI Ltd./ Preferred Term Securities XXVI, Inc., 0.6%, 9/22/37 (3 mo. USD LIBOR + 0.4%)	(d) (e) (f)	USD CDO	93	75	69
Total Collateralized Debt Obligation / Structured Credit				242	222

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost	Fair Value(c)
Short-Term Investments—57.5%
State Street Institutional Treasury Plus Money Market Fund - Premier Class	(g)	0.02%	22,124,632	22,125	22,125
Total Short-Term Investments				22,125	22,125
TOTAL INVESTMENTS—100.3%				$38,218	$38,595
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.3)%(h)					(98)
NET ASSETS—100.0%					$38,497

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	12/16/20	USD	5	EUR	4	$—	$—
Bank of America, N.A.	12/16/20	USD	10	EUR	9	—	—
Bank of America, N.A.	12/16/20	USD	1,151	EUR	979	10	—
Bank of America, N.A.	12/16/20	EUR	9	USD	11	—	—
Bank of America, N.A.	12/16/20	EUR	983	USD	1,168	—	22
JPMorgan Chase Bank, N.A.	12/16/20	USD	510	EUR	434	5	—
JPMorgan Chase Bank, N.A.	12/16/20	EUR	100	USD	118	—	1
JPMorgan Chase Bank, N.A.	12/16/20	EUR	34	USD	40	—	—
JPMorgan Chase Bank, N.A.	12/16/20	EUR	520	USD	615	—	9
JPMorgan Chase Bank, N.A.	12/16/20	USD	97	EUR	86	—	4
JPMorgan Chase Bank, N.A.	12/16/20	USD	112	EUR	100	—	4
JPMorgan Chase Bank, N.A.	12/16/20	USD	38	EUR	34	—	2
State Street Bank and Trust Company	12/16/20	USD	315	EUR	268	3	—
State Street Bank and Trust Company	12/16/20	EUR	189	USD	222	—	2
State Street Bank and Trust Company	12/16/20	EUR	58	USD	68	—	1
State Street Bank and Trust Company	12/16/20	GBP	16	USD	21	—	—

See notes to consolidated financial statements.
3

FS Multi-Alternative Income Fund

Consolidated Schedule of Investments (continued)

As of October 31, 2020 (in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	12/16/20	EUR	74	USD	88	$—	$2
State Street Bank and Trust Company	12/16/20	EUR	64	USD	76	—	1
State Street Bank and Trust Company	12/16/20	EUR	182	USD	217	—	5
State Street Bank and Trust Company	12/16/20	EUR	244	USD	291	—	7
State Street Bank and Trust Company	12/16/20	GBP	66	USD	82	4	—
State Street Bank and Trust Company	12/16/20	EUR	64	USD	72	2	—
State Street Bank and Trust Company	12/16/20	EUR	63	USD	71	2	—
State Street Bank and Trust Company	12/16/20	EUR	230	USD	263	5	—
State Street Bank and Trust Company	12/16/20	USD	239	EUR	213	—	9
State Street Bank and Trust Company	12/16/20	USD	98	EUR	87	—	4
State Street Bank and Trust Company	12/16/20	USD	44	EUR	39	—	2
State Street Bank and Trust Company	12/16/20	USD	103	GBP	82	—	3
State Street Bank and Trust Company	12/16/20	USD	90	EUR	80	—	3
State Street Bank and Trust Company	12/16/20	USD	286	EUR	250	—	5
State Street Bank and Trust Company	12/16/20	USD	208	EUR	181	—	3
State Street Bank and Trust Company	12/16/20	USD	19	EUR	16	—	—
State Street Bank and Trust Company	12/16/20	USD	40	EUR	34	—	—
Total Forward Foreign Currency Exchange Contracts						$31	$89

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $222, which represents approximately 0.6% of net assets as of October 31, 2020.

(e)Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(f)Security held in the Fund’s wholly-owned subsidiary, FS Multi Alternative Credit LLC.

(g)Rate represents the seven-day yield as of October 31, 2020.

(h)Includes the effect of forward foreign currency exchange contracts.

CDO- Collateralized Debt Obligation

EUR- Euro

GBP- British Pound

LIBOR- London Interbank Offered Rate

USD- U.S. Dollar

FS Multi-Alternative Income Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
4

October 31, 2020
Assets
Investments, at fair value (amortized cost—$38,218)	$38,595
Cash	13
Receivable for investments sold	329
Reimbursement due from adviser(1)	98
Interest receivable	5
Unrealized appreciation on forward foreign currency exchange contracts	31
Prepaid expenses and other assets	26
Total assets	$39,097

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$89
Management fees payable	334
Administrative services expense payable	8
Accounting and administrative fees payable	30
Professional fees payable	113
Trustees’ fees payable	6
Shareholder service fee—Class A	3
Other accrued expenses and liabilities	17
Total liabilities	$600
Net assets	$38,497

Commitments and contingencies ($1,385)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$3
Capital in excess of par value	38,179
Accumulated earnings (deficit)	315
Net assets	$38,497

Class A Shares
Net Assets	$10,050
Shares Outstanding	848,659
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.84
Maximum Offering Price Per Share ($11.84 ÷ 94.25% of net asset value per share)	$12.56

Class I Shares
Net Assets	$28,447
Shares Outstanding	2,403,511
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.84

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.
5

FS Multi-Alternative Income Fund

Consolidated Statement of Operations

(in thousands)

Year Ended October 31, 2020
Investment income
Interest income	$1,869
Dividend income	228
Fee income	29
Total investment income	2,126

Operating expenses
Management fees	689
Administrative services expenses	24
Accounting and administrative fees	239
Interest expense	376
Professional fees	258
Trustees’ fees	11
Shareholder service fee—Class A	14
Shareholder service and distribution fees—Class L(1)	0
Distribution fee—Class M(1)	0
Shareholder service and distribution fees—Class T(1)	0
Other general and administrative expenses	118
Total operating expenses	1,729
Less: Expense reimbursement(2)	(597)
Less: Management fee waiver(2)	(355)
Net operating expenses	777
Net investment income	1,349

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(2,327)
Net realized gain (loss) on forward foreign currency exchange contracts	37
Net realized gain (loss) on swap contracts	(38)
Net realized gain (loss) on investments sold short	2
Net realized gain (loss) on futures contracts	(39)
Net realized gain (loss) on foreign currency	1
Net change in unrealized appreciation (depreciation) on investments	847
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(77)
Net change in unrealized appreciation (depreciation) on swap contracts	(45)
Net change in unrealized appreciation (depreciation) on investments sold short	(2)
Net change in unrealized appreciation (depreciation) on futures contracts	(9)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(1,650)
Net increase (decrease) in net assets resulting from operations	$(301)

(1)Effective as of July 8, 2020, the Fund terminated its Class L, M and T Shares.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by FS Multi-Alternative Advisor, LLC, the Fund’s investment adviser, of management fees and certain reimbursements to which it was otherwise entitled.

See notes to consolidated financial statements.
6

FS Multi-Alternative Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended October 31,
	2020	2019
Operations
Net investment income	$1,349	$2,353
Net realized gain (loss)	(2,364)	(185)
Net change in unrealized appreciation (depreciation) on investments	847	(325)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(77)	(39)
Net change in unrealized appreciation (depreciation) on swap contracts	(45)	46
Net change in unrealized appreciation (depreciation) on investments sold short	(2)	2
Net change in unrealized appreciation (depreciation) on futures contracts	(9)	12
Net change in unrealized gain (loss) on foreign currency	0	(10)
Net increase (decrease) in net assets resulting from operations	(301)	1,854

Shareholder distributions(1)
Distributions to shareholders
Class A	(602)	(142)
Class I	(1,748)	(1,233)
Class L(2)	(1)	(1)
Class M(2)	(1)	(1)
Class T(2)	(1)	(1)
Net decrease in net assets resulting from distributions to shareholders	(2,353)	(1,378)

Capital share transactions(3)
Net increase in net assets resulting from capital share transactions	1,424	7,845
Total increase (decrease) in net assets	(1,230)	8,321
Net assets at beginning of year	39,727	31,406
Net assets at end of year	$38,497	$39,727

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)Effective as of July 8, 2020, the Fund terminated its Class L, M and T Shares.

(3)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to consolidated financial statements.
7

FS Multi-Alternative Income Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended October 31, 2020
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(301)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(30,844)
Investments in money market fund, net	(21,559)
Proceeds from sales and repayments of investments	58,148
Purchases of investments sold short	(86)
Net realized (gain) loss on investments	2,327
Net realized (gain) loss on investments sold short	(2)
Net change in unrealized (appreciation) depreciation on investments	(847)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	77
Net change in unrealized (appreciation) depreciation on swap contracts	45
Net change in unrealized (appreciation) depreciation on investments sold short	2
Net change in unrealized (appreciation) depreciation on futures contracts	9
Accretion of discount/amortization of premium, net	(181)
Amortization of deferred financing costs	116
(Increase) decrease in collateral held at broker	47
(Increase) decrease in receivable for investments sold	181
(Increase) decrease in reimbursement due from adviser(1)	191
(Increase) decrease in interest receivable	332
(Increase) decrease in swap income receivable	8
(Increase) decrease in prepaid expenses and other assets	108
Increase (decrease) in due to custodian	(97)
Increase (decrease) in payable for investments purchased	(1,568)
Increase (decrease) in management fees payable	334
Increase (decrease) in administrative services expenses payable	8
Increase (decrease) in accounting and administrative fees payable	(10)
Increase (decrease) in interest expense payable	(35)
Increase (decrease) in professional fees payable	(73)
Increase (decrease) in trustees’ fees payable	(2)
Increase (decrease) in shareholder service fee—Class A	(7)
Increase (decrease) in shareholder service and distribution fees—Class L(2)	0
Increase (decrease) in distribution fee—Class M(2)	0
Increase (decrease) in shareholder service and distribution fees—Class T(2)	0
Net cash provided by (used in) operating activities	6,321

Cash flows from financing activities
Issuance of common shares	1,472
Repurchases of common shares	(57)
Shareholder distributions paid	(2,344)
Deferred financing costs paid	(116)
Borrowings under financing arrangements(3)	8,376
Repayments under financing arrangements(3)	(13,669)
Net cash provided by (used in) financing activities	(6,338)
Total increase (decrease) in cash	(17)
Cash and foreign currency at beginning of year	30
Cash and foreign currency at end of year	$13

Supplemental disclosure
Reinvestment of shareholder distributions	$9

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)Effective as of July 8, 2020, the Fund terminated its Class L, M and T Shares.

(3)See Note 9 for a discussion of the Fund’s financing arrangements. During the year ended October 31, 2020, borrowings under the financing arrangements included $294 of capitalized interest.

See notes to consolidated financial statements.
8

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$12.67	$12.46	$12.50
Results of operations
Net investment income (loss)(2)	0.41	0.78	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.53)	(0.10)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.12)	0.68	(0.04)
Shareholder Distributions:(3)
Distributions from net investment income	(0.71)	(0.47)	—
Net decrease in net assets resulting from shareholder distributions	(0.71)	(0.47)	—
Net asset value, end of period	$11.84	$12.67	$12.46
Shares outstanding, end of period	848,659	848,659	1,600
Total return(4)	(0.90)%	5.52%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$10,050	$10,750	$20
Ratio of net investment income (loss) to average net assets(6)(7)	3.37%	6.12%	(0.03)%
Ratio of total expenses to average net assets(6)	4.54%	4.69%	3.68%
Ratio of expense reimbursement/waiver to average net assets(6)	(2.45)%	(3.95)%	(1.35)%
Ratio of net expenses to average net assets(6)	2.09%	0.74%	2.33%
Portfolio turnover rate	80%	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	—	$5,293	—
Asset coverage, per $1,000 of credit facility borrowings(8)	—	$8,506	—
Asset coverage ratio per unit(8)	—	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 0.92%, 2.17% and (1.38)% for the years ended October 31, 2020, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.
9

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$12.67	$12.46	$12.50
Results of operations
Net investment income(2)	0.42	0.86	0.00
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(0.52)	(0.15)	(0.04)
Net increase (decrease) in net assets resulting from operations	(0.10)	0.71	(0.04)
Shareholder Distributions:(3)
Distributions from net investment income	(0.73)	(0.50)	—
Net decrease in net assets resulting from shareholder distributions	(0.73)	(0.50)	—
Net asset value, end of period	$11.84	$12.67	$12.46
Shares outstanding, end of period	2,403,511	2,282,761	2,513,600
Total return(4)	(0.71)%	5.78%	(0.32	)%(5)

Ratio/Supplemental Data:
Net assets, end of period	$28,447	$28,917	$31,326
Ratio of net investment income to average net assets(6)(7)	3.49%	6.83%	0.22%
Ratio of total expenses to average net assets(6)	4.40%	4.34%	3.43%
Ratio of expense reimbursement/waiver to average net assets(6)	(2.44)%	(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	1.96%	0.34%	2.08%
Portfolio turnover rate	80%	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	—	$5,293	—
Asset coverage, per $1,000 of credit facility borrowings(8)	—	$8,506	—
Asset coverage ratio per unit(8)	—	8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 1.05%, 2.83% and (1.13)% for the years ended October 31, 2020, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

10

Note 1. Principal Business and Organization

FS Multi-Alternative Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on April 9, 2018 and commenced investment operations on September 27, 2018. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2020, the Fund offers two classes of shares of beneficial interest—Class A Shares and Class I Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund terminated its Class L Shares, Class M Shares and Class T Shares on July 8, 2020. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares a sales load of up to 5.75%. Class L Shares, Class M Shares and Class T Shares were offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class L Shares and Class T Shares a sales load of up to 3.5%. The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of October 31, 2020, the Fund had three wholly-owned subsidiaries, FS Multi Private Credit LLC, FS Multi Alternative Credit LLC and FS Multi Real Estate LLC, through which it may hold interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of October 31, 2020. All intercompany transactions have been eliminated in consolidation.

The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of alternative income strategies.

The investment adviser to the Fund, FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the investment sub-advisers and overseeing investment decisions for the Fund’s portfolio by using a multi-manager, multi-strategy approach.

FS Multi-Alternative Advisor has determined to liquidate the Fund’s portfolio in accordance with the rights, powers and authority under the Fund’s declaration of trust. At a meeting held on August 19, 2020, based on such determination, and FS Multi-Alternative Advisor’s recommendation, the Board approved the liquidation of the Fund’s portfolio. As such, FS Multi-Alternative Advisor is proceeding with an orderly liquidation of the Fund’s portfolio of investments. Sales of Shares to both new and existing investors have been suspended, and will remain suspended throughout the liquidation and wind down of the Fund’s current strategy. FS Multi-Alternative Advisor is managing the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable.

Prior to August 2020, the Fund focused on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit. Historically, the Fund’s portfolio primarily consisted of a range of secured and unsecured debt obligations, structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds.

GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), a wholly-owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), serves as investment sub-adviser to the Fund with respect to multi-sector credit investments. KKR Credit Advisors (US) LLC (“KKR Credit”) and StepStone Group Real Estate LP (“StepStone”) previously served as investment sub-advisers to the Fund with respect to private middle-market debt and equity investments and real estate-related assets, respectively, until October 2020, at which time KKR Credit and StepStone each resigned as investment sub-advisers to the Fund in anticipation of the Fund’s pending liquidation (as discussed above).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

11

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) is offered at NAV. Each Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest “Class T Share”) was offered at NAV plus the applicable sales load, while each Class M share of beneficial interest (“Class M Share”) was offered at NAV. The Fund terminated its Class L, Class M and Class T Shares on July 8, 2020. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Multi-Alternative Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Historically, the Fund’s portfolio primarily consisted of a range of secured and unsecured debt obligations, structured credit, asset backed securities and real estate-related investments that were comprised primarily of private and public institutional real estate equity and debt funds.

For purposes of calculating NAV, the Fund uses the following valuation methods:

• The market value of each security listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

• If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”), the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Multi-Alternative Advisor to be unreliable (and therefore, not readily available), FS Multi-Alternative Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Multi-Alternative Advisor.

• To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Multi-Alternative Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm, except for private real estate funds, which are valued at estimated NAV. With respect to these investments for which market quotations are not readily available (excluding private real estate funds), the Fund will undertake a multi-step fair valuation process each quarter, as described below:

12

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

• Weekly and as of each quarter end, FS Multi-Alternative Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

• Quarterly, FS Multi-Alternative Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

• The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

• The audit committee of the Board will review the preliminary valuations and FS Multi-Alternative Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

• Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

• The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Multi-Alternative Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

• With respect to the Fund’s investment in private real estate funds:

• Prior to resigning, StepStone made investment recommendations to FS Multi-Alternative Advisor with respect to private real estate funds, based on StepStone’s research and analysis, including due diligence on the underlying private real estate funds’ investments managers.

•Private real estate funds generally calculate and report NAV per share as of each calendar quarter-end. In accordance with ASC Topic 820, the Fund has elected to apply the practical expedient to value its investments in private real estate funds using the NAV per share of each private real estate fund as reported by each fund’s investment manager. In situations where the timing of a private real estate fund’s NAV reporting does not align to the Fund’s reporting periods, the Fund will estimate such fund’s NAV per share based on changes in proprietary indices, expected returns based on historical performance, and/or other acceptable methods as approved by the Board and in accordance with ASC Topic 820.

•Subsequent to StepStone’s resignation, FS Multi-Alternative Advisor began employing an ongoing due diligence process with respect to monitoring and assessing the value of the overall real estate market, which FS Multi-Alternative Advisor utilizes in assessing the reliability of the NAV per share reported by the private real estate funds each quarter. FS Multi-Alternative Advisor monitors any changes in the overall value of the real estate market since the calculation date of the most recently reported NAV. The Fund utilizes this information and considers all relevant factors to determine whether the estimated NAV per share used as a practical expedient continues to be appropriate.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Multi-Alternative Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Multi-Alternative Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Multi-Alternative Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Multi-Alternative Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

13

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Multi-Alternative Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.

FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in consultation with any approved independent third party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss).

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Multi-Alternative Advisor, and has authorized FS Multi-Alternative Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Multi-Alternative Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund records dividend income and distributions on the ex-date. Distributions received from real estate fund investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates of such distributions using historical information. These estimates may subsequently be revised based on the information received from the real estate funds after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on

14

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized as interest income, using the effective interest method, over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include third-party expenses incurred in marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as FS Investments), the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume any organization and offering costs incurred by it or its affiliates and will not seek reimbursement of such costs (see Note 4).

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code through October 31, 2020. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund made distributions in an amount sufficient to maintain its RIC status and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the years ended October 31, 2020 and 2019, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

15

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended October 31, 2020 and 2019:

	For the Year Ended October 31,
	2020		2019
Class A Shares	Shares	Amount	Shares	Amount
Proceeds from Issuance of Shares	—	$—	533,333	$6,800
Transfers In	—	—	313,726	4,000
Proceeds	—	$—	847,059	$10,800

Class I Shares
Proceeds from Issuance of Shares	119,935	$1,472	82,481	$1,040
Reinvestment of Distributions	815	9	406	5
Total Gross Proceeds	120,750	1,481	82,887	1,045
Transfers Out	—	—	(313,726)	(4,000)
Net Proceeds	120,750	$1,481	(230,839)	$(2,955)

Class L Shares(1)
Share Repurchase Program	(1,600)	$(19)	—	$—

Class M Shares(1)
Share Repurchase Program	(1,600)	$(19)	—	$—

Class T Shares(1)
Share Repurchase Program	(1,600)	$(19)	—	$—
Net Proceeds to the Fund	115,950	$1,424	616,220	$7,845

(1)Effective as of July 8, 2020, the Fund terminated its Class L, M and T Shares.

16

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the year ended October 31, 2020, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
January 15, 2020	5%	—	—
March 18, 2020	5%	—	—
June 17, 2020	5%	4,800	0.15%
September 16, 2020	5%	—	—
Total		4,800

Distribution Plan

The Fund, with respect to its Class L, Class M and Class T Shares, was authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities included marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The distribution plan was terminated on July 8, 2020 when the Fund terminated its Class L, Class M, and Class T Shares. The plan operated in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund paid a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as

17

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2020, Class L, Class M and Class T Shares incurred distribution fees of $0, $0, and $0, respectively.

Shareholder Service Expenses

The Fund adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. The shareholder services plan was amended on July 8, 2020 to remove references to Class L and Class T Shares when the Fund terminated such shares. Under the shareholder services plan, the Fund may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A Shares. Prior to the termination of Class L and Class T Shares, the Fund was permitted to incur expenses on an annual basis of up to 0.25% of its average daily net assets attributable to Class L and Class T Shares, respectively. For the year ended October 31, 2020, Class A, Class L and Class T Shares incurred shareholder service fees of $14, $0, and $0, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, the Sub-Advisers and their Affiliates

Pursuant to the amended and restated investment advisory agreement (the “Investment Advisory Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, FS Multi-Alternative Advisor is entitled to a management fee in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund. FS Multi-Alternative Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period (the “Management Fee”). Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter. By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020.

The Fund’s investment sub-advisory agreement with the GoldenTree Sub-Adviser (the “Investment Sub-Advisory Agreement”) provides that the GoldenTree Sub-Adviser receive a portfolio management fee with respect to the assets that it manages, which is generally paid by FS Multi-Alternative Advisor out of the Management Fee. Prior to the resignation of KKR Credit and StepStone, as discussed above (each, a “Former Sub-Adviser”), each Former Sub-Adviser was entitled to receive a portfolio management fee with respect to the assets that it managed, which was also generally paid by FS Multi-Alternative Advisor out of the Management Fee. FS Multi-Alternative Advisor paid the GoldenTree Sub-Adviser and each Former Sub-Adviser the portfolio management fees to which they were entitled pursuant to the applicable investment sub-advisory agreements during any period in which FS Multi-Alternative Advisor was waiving the Management Fee pursuant to the Letter Agreement.

Pursuant to an amended and restated administration agreement (the “Administration Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, the Fund reimburses FS Multi-Alternative Advisor and the Sub-Advisers, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the Sub-Advisers providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition,

18

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.

Reimbursements of administrative expenses to FS Multi-Alternative Advisor are subject to the Expense Limitation (defined below), and a Sub-Adviser may defer certain amounts owed to it for administrative expenses during periods in which FS Multi-Alternative Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses by the Fund is ultimately subject to the limitations contained in the Expense Limitation Agreement.

FS Multi-Alternative Advisor may be reimbursed for the administrative services performed by it on behalf of the Fund. In addition, a Sub-Adviser may be reimbursed for certain operating and administration expenses that it incurs on behalf of the Fund (“Sub-Adviser Expenses”), subject to certain limitations. To the extent such expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Fund’s Expense Limitation (defined below). Under the Administration Agreement, the reimbursement of administrative expenses is subject to certain limitations, including that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other methods; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor also agreed, for the fiscal quarter ended January 31, 2019, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses). By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020.

FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2020:

Related Party	Source Agreement	Description	Amount
FS Multi-Alternative Advisor	Investment Advisory Agreement	Management Fee(1)	$334
FS Multi-Alternative Advisor	Administration Agreement	Administrative Services Expenses(2)	$ 24

(1)FS Multi-Alternative Advisor agreed for the fiscal quarters ended January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020, to waive the entire amount of the management fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets. The management fee amount shown in the table above is net of the management fee waiver of $355. As of October 31, 2020, $334 of management fees were payable to FS Multi-Alternative Advisor.

(2)FS Multi-Alternative Advisor agreed to assume all of the Fund’s ordinary operating expenses (or to cause its affiliates to assume such expenses) during the six months ended April 30, 2020. During the year ended October 31, 2020, all of the accrued administrative services expenses related to third-party expenses.

19

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the current market price of the security. During the fiscal year ended October 31, 2020, the Fund engaged in cross-trade sales of $867, resulting in a net realized loss on investments of $757.

Capital Contributions by FS Investments

In May 2018, pursuant to a private placement, Michael C. Forman, a principal of FS Multi-Alternative Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In September 2018, pursuant to private placements, FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, purchased $31,320 of Class I Shares and $20 of each of Class A Shares, Class L Shares, Class M Shares and Class T Shares. In March 2019, April 2019 and June 2019, pursuant to private placements, FS Investments (or its affiliates) purchased $800 of Class I Shares, $40 of Class I Shares and $6,800 of Class A Shares, respectively. In September 2019, November 2019, December 2019 and March 2020, an affiliate of FS Investments purchased $200, $615, $525 and $332, respectively, of Class I Shares in the Fund’s public offering. In June 2020, $19 of each of Class L Shares, Class M Shares and Class T Shares held by FS Investments (or one of its affiliates) were repurchased pursuant to the Fund’s share repurchase program. As of October 31, 2020, individuals and entities affiliated with FS Multi-Alternative Advisor held 3,252,170 Shares valued at approximately $38,497 based on the respective NAV per Share on such date. As a result, FS Investments and its affiliates may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to the amended and restated expense limitation agreement (the “Expense Limitation Agreement”), dated as of July 26, 2019, by and between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. As described above, to the extent that any Sub-Adviser Expenses are ordinary operating expenses, such amounts are included in, and are not in addition to, the Expense Limitation.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed for the fiscal quarters ending January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020 to, among other things, assume all of the Fund’s “ordinary operating expenses” (as defined above) (or to cause its affiliates to assume such expenses).

20

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Multi-Alternative Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the year ended October 31, 2020, the Fund accrued $597 of expense reimbursements from the investment adviser that FS Investments has agreed to pay.

Note 5. Distributions

During the year ended October 31, 2020, the Fund declared and paid gross distributions in the amount of $0.734706 (as adjusted for the applicable share class expenses) per share in the total amount of $2,353. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The following table reflects the sources of distributions on a tax basis, excluding the deemed liquidation, that the Fund paid on its common shares during the year ended October 31, 2020:

	Year Ended October 31, 2020
Source of Distribution	Distribution Amount	Percentage
Net investment income(1)	$2,353	100%
Short-term capital gains proceeds from the sale of assets	—	—
Return of capital	—	—
Total	$2,353	100%

(1)The Fund’s net investment income on a tax basis for the years ended October 31, 2020 and 2019 was $1,458 and $2,182, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the calendar year and distributions paid for the calendar year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to tax differences. During the year ended October 31, 2020, the Fund increased accumulated earnings (deficit) by $2,573 and decreased capital in excess of par value by $2,573. This reclassification has no impact on the net assets of the Fund.

The aggregate cost of the Fund’s investments and the accumulated earnings (deficit) for U.S. federal income tax purposes each totaled $0 as of October 31, 2020. The Fund has filed an entity classification form with the Internal Revenue Service to be disregarded as a separate entity for U.S. federal income tax purposes effective November 1, 2020. Therefore, for tax purposes, the Fund had a deemed liquidation effective October 31, 2020, and the Fund’s sole owner, rather than the Fund, is treated as holding the Fund’s assets. The Fund will no longer be treated as a regulated investment company under Subchapter M of the Internal Revenue Code as a result of the election.

Note 6. Financial Instruments

As described in Note 1 above, on August 19, 2020, the Board approved a liquidation of the Fund’s portfolio. The Fund’s investment objective and strategy have changed to allow for the orderly liquidation of the Fund’s portfolio. Prior to August 19, 2020 and during the period covered by this report, the following describes the financial instruments of the Fund.

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

21

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency exchange contracts and cross-currency swaps to gain or reduce exposure to foreign currencies and interest rate futures contracts and/or interest rate swaps to gain or reduce exposure to fluctuations in interest rates.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and, in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at the broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

22

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of October 31, 2020 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$31(1)	$89(2)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities, and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of October 31, 2020:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Bank of America, N.A.	$10	$10	—	—	$—
JPMorgan Chase Bank, N.A.	$ 5	$ 5	—	—	$—
State Street Bank and Trust Company	$16	$16	—	—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Bank of America, N.A.	$22	$10	—	—	$12
JPMorgan Chase Bank, N.A.	$20	$ 5	—	—	$15
State Street Bank and Trust Company	$47	$16	—	—	$31

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net amount of derivative assets represents the net amount due from the counterparty to the Fund.

(3)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s statement of operations by risk exposure for the year ended October 31, 2020 was as follows:

23

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$37	(1)	$(77	)(2)
Cross-currency swaps	$(32	)(3)	$(42	)(4)

Interest Rate Risk
Interest rate swaps	$(6	)(3)	$(3	)(4)
Interest rate futures	$(39	)(5)	$(9	)(6)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, long futures contracts, short futures contracts, cross-currency swaps and interest rate swaps outstanding during the year ended October 31, 2020, which are indicative of the volumes of these derivative types, were $3,165, $415, $478, $1,979 and $124, respectively.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2020:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio

Real Estate Funds	$15,851	$16,248	42%
CDO / Structured Credit	242	222	1%
Short-Term Investments	22,125	22,125	57%
Total	$38,218	$38,595	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

24

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The following is the strategy and liquidity terms of the investments that are measured at estimated NAV per share as a practical expedient. As of October 31, 2020, there were unfunded commitments of $775 related to these investments.

Real Estate Funds	Investment Strategy	Fair Value	Redemption Notice Period for Quarterly Redemptions	Redemption Restrictions Terms
Blackstone Property Partners	Open-end core-plus fund that acquires large, high quality, substantially stabilized assets targeting industrial, multifamily, office, and retail assets focusing on gateway cities in the U.S. and Canada.	$4,023	No later than 90 calendar days prior to the last day of the calendar quarter	New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued.
Brookfield Premier Real Estate Partners	Open-end core-plus fund that acquires a high-quality, diverse portfolio offering stable and predictable cash flows, targeting Class A office, multifamily, industrial and retail assets across the U.S. but predominantly situated in supply-constrained markets with the potential for long-term value appreciation.	2,203	No later than 90 calendar days prior to the last day of the calendar quarter

New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued. No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $100 million.

CBRE U.S. Core Partners, LP

Open-end commercial real estate investment vehicle with a focused, well-defined investment objective to construct a high-quality income-producing portfolio diversified by product type and location. The portfolio is expected to provide a stable income-driven rate of return over the long term with the potential for growth of income and asset appreciation. The investment approach is to enhance returns by actively managing the portfolio through cycles, including tactical adjustments of property type weightings, geographic concentrations and portfolio leverage, within a robust risk management framework.

		2,215	No later than 60 calendar days prior to the last day of the calendar quarter	No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $1 million.
Clarion Lion Properties Fund	Open-end core real estate fund with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. to provide a strong income return with potential for long-term capital appreciation.	4,203	No later than 90 calendar days prior to the last day of the calendar quarter	None
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Open-end real estate fund focused on originating mezzanine loans against high quality, stabilized office, retail, industrial and multifamily assets in primary and secondary markets in the United States. The Fund’s investments are expected to comprise fixed rate, floating rate and construction loans on build-to-core opportunities.	1,645	No later than 2 months prior to the last day of the calendar quarter

New investors have their capital locked up through two years and a quarter after the drawdown date on which an investor has made its last capital contribution with respect to such investor’s commitment.

RREEF Core Plus Industrial Fund	Open-end commingled fund seeking to invest in a geographically-diversified portfolio of industrial real estate across the US. The fund consists predominantly of large-bay, single tenant, bulk distribution warehouses that provide stable cash flows and predictability, as well as a smaller exposure to smaller-bay, multi-tenant fulfillment properties and ground-up developments that provide value-add optionality and upside.	1,959	No later than 2 months prior to the last day of the fiscal quarter

New investors have their capital locked up through two years and two months after the date the limited partner’s units were issued. If the fund is unable to fully satisfy all redemption requests, partial redemptions may be made on a pro-rata basis in proportion to the total number of units held by each limited partner that has formally submitted a redemption request, regardless of when the requests were received.

		$16,248

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

25

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

As of October 31, 2020, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

Purchases and sales of securities during the year ended October 31, 2020, other than short-term securities and U.S. government obligations, were $30,844 and $58,148, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of October 31, 2020, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
CDO / Structured Credit	$—	$222	—	$222
Short-Term Investments	22,125	—	—	22,125
Subtotal	22,125	222	—	22,347
Real Estate Funds	—	—	—	16,248
Total Investments	22,125	222	—	38,595
Forward Foreign Currency Exchange Contracts	—	31	—	31
Total Assets	$22,125	$253	—	$38,626

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(89)	—	$(89)
Total Liabilities	$—	$(89)	—	$(89)

Prior to the Board’s approval of the liquidation of the Fund’s portfolio, the Fund’s investments consisted primarily of debt securities that were traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash

26

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

flows, call features, anticipated prepayments and other relevant terms of the investments. In accordance with ASC 820, private real estate funds are measured at estimated NAV as a practical expedient and are not included in the fair value hierarchy.

The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s financing arrangements as of October 31, 2020:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$0	$0(1)	April 28, 2021(2)

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’s commitment. As explained below, Alternative Credit may borrow amounts in excess of BNP Paribas’s commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by BNP Paribas and at any time by Alternative Credit. As of October 31, 2020, neither Alternative Credit nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On October 9, 2018, FS Multi Alternative Credit LLC (“Alternative Credit”), a wholly-owned subsidiary of the Fund, entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. Alternative Credit may borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledge collateral provides sufficient coverage for such additional borrowings. Alternative Credit may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding borrowings over the past ten business days.

Alternative Credit may terminate the BNP Facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide Alternative Credit with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc., during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay Alternative Credit a fee equal to 1.00% of the maximum amount of financing available on the termination date.

Under the BNP Facility, borrowings bear interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, Alternative Credit has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Alternative Credit is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions.

Alternative Credit’s obligations under the BNP Facility are secured by a first priority security interest in Alternative Credit’s assets held at certain specified custody accounts. In connection with the BNP Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund agreed to guaranty Alternative Credit’s obligations under the BNP Facility.

For the year ended October 31, 2020, the total interest expense for the BNP Facility was $57.

27

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

For the year ended October 31, 2020, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$66
Average borrowings	$2,843
Effective interest rate on borrowings at October 31, 2020	1.14%
Weighted average interest rate	2.03%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Société Générale Facility

On August 19, 2020, FS Multi Private Credit LLC (“Private Credit”), a wholly-owned subsidiary of the Fund, repaid in full and terminated its revolving credit facility (the “Société Générale Facility”), with Société Générale as agent and lender, which Private Credit originally entered into on June 17, 2019. The Société Générale Facility provided for borrowings in U.S. dollars in an aggregate principal amount up to $10,000 on a committed basis. Prior to its termination, borrowings under the Société Générale Facility accrued interest at the rate of three-month LIBOR (subject to a 0% floor) plus a spread of either (i) prior to March 27, 2020, if certain minimum asset liquidity requirements were satisfied, 2.15% per annum, or (ii) otherwise, 2.25% per annum.

For the year ended October 31, 2020, the total interest expense for the Société Générale Facility was $319.

For the year ended October 31, 2020, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Société Générale Facility were as follows:

Cash paid for interest expense(1)	$228
Average borrowings(2)	$3,996
Effective interest rate on borrowings	2.32%
Weighted average interest rate(3)	5.10%

(1)Interest under the Société Générale Facility was payable quarterly in arrears or was capitalized on the principal balance as additional cash borrowing.

(2)The average borrowings calculated for the period in which amounts were outstanding during the year ended October 31, 2020 were $4,991 under the Société Générale Facility.

(3)The weighted average interest rate presented is annualized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

REIT and Real Estate Risk: Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, index funds, closed-end funds, mutual funds and unregistered investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate Investment Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments

28

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Multi-Alternative Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

29

FS Multi-Alternative Income Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Investments in Cash, Cash-Equivalent Investments or Money Market Funds: In connection with the liquidation of the Fund’s portfolio, the Fund will invest in cash, cash-equivalent investments or money market funds in order to implement the liquidation plan and allow for the orderly liquidation of the Fund’s portfolio. Although the assumption of cash positions may assist in the preservation of capital, it may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share net asset value, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Multi-Alternative Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates (including FS Investments) resulting from the expense limitation agreement.

Note 12. Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements, other than the items noted below.

GoldenTree Resignation

Effective December 23, 2020, the GoldenTree Sub-Adviser resigned as investment sub-adviser to the Fund in anticipation of the Fund’s pending liquidation (see Note 1 for additional information).

BNP Facility Termination

On November 19, 2020, Alternative Credit terminated the BNP Facility with BNP Paribas.

Election for U.S. Federal Income Tax Purposes

The Fund has filed an entity classification election form with the Internal Revenue Service to be disregarded as a separate entity for U.S. federal income tax purposes effective November 1, 2020. The Fund will no longer be treated as a regulated investment company under Subchapter M of the Internal Revenue Code as a result of the election.

Letter Agreement Between The Fund and FS Multi-Alternative Advisor

FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2021, to waive the entire amount of the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the Fund’s average daily gross assets during the fiscal quarter. FS Multi-Alternative Advisor also agreed, for the fiscal quarter ended January 31, 2021, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses).

30

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	59	April 2018	Chairman	Chairman and Chief Executive Officer of FS Investments	9

FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)

David J. Adelman(2)	48	August 2018	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	1	FS Credit Real Estate Income Trust, Inc. (since 2018); and FS Series Trust (since 2017)
Independent Trustees
Holly E. Flanagan	49	August 2018	Trustee	Managing Director of Gabriel Investments (since 2013)	2	FS Credit Income Fund (since 2017)
Brian R. Ford	72	August 2018	Trustee	Partner of Ernst & Young LLP (1971–2008)	2

FS KKR Capital Corp. (since 2018); FS KKR Capital Corp. II (formerly known as FS Investment Corporation II) (since 2018); FS Credit Income Fund (since 2017); and Clearway Energy Inc. (formerly NRG Yield, Inc.) (since 2013)

Daniel J. Hilferty, III	64	March 2019	Trustee	Chief Executive Officer of Independence Health Group (since 2010)	2	FS Credit Income Fund (since 2019); and Essential Utilities, Inc. (formerly Aqua America, Inc.) (since 2017)

*The “Fund Complex” consists of the Fund, FS Series Trust, FS Credit Income Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

(2)Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Multi-Alternative Advisor.

31

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	59	Chairman, Chief Executive Officer & President	Since 2018	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	58	Chief Financial Officer & Treasurer	Since 2018

Chief Financial Officer, FS Energy and Power Fund, FS Energy Total Return Fund, FS Credit Income Fund, FS Global Credit Opportunities Fund and its affiliated feeder funds, FS Credit Real Estate Income Trust, Inc.

Stephen S. Sypherd	43	General Counsel & Secretary	Since 2018	General Counsel, FS Investments
James F. Volk	58	Chief Compliance Officer	Since 2018	Managing Director, Fund Compliance, FS Investments

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, the Fund’s investment adviser. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by the GoldenTree Sub-Adviser. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Multi-Alternative Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Multi-Alternative Advisor, KKR Credit (prior to KKR Credit’s resignation as investment sub-adviser to the Fund in October 2020) and the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.com © 2020 FS Investments	AR20-mai QES

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On June 16, 2020, the Board adopted an amended Code of Ethics, which was amended to reflect a change to FS Investments’ personal securities transactions policy. A copy of the Code of Ethics is included herein as exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page of FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2020 and 2019 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $55,000 and $85,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2020 and 2019 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $10,000, respectively. Audit-related fees for the fiscal year ended October 31, 2019 represent fees billed for services provided in connection with our N-2 filings.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2020 and 2019 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $18,000 and $23,200, respectively. Tax fees for the fiscal years ended October 31, 2020 and 2019 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2020 and 2019 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Multi-Alternative Advisor and any entity controlling, controlled by or under common control with FS Multi-Alternative Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2020 and 2019 were $18,000 and $33,200, respectively.

(h)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of October 31, 2020 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, pursuant to the proxy voting policies and procedures of FS Multi-Alternative Advisor. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by the GoldenTree Sub-Adviser. FS Multi-Alternative Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5). The proxy voting policies and procedures of the GoldenTree Sub-Adviser are described below.

Proxy Policies of the GoldenTree Sub-Adviser

As an investment adviser registered under the Advisers Act, the GoldenTree Sub-Adviser has a fiduciary duty to act in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the GoldenTree Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The GoldenTree Sub-Adviser will vote proxies relating to the allocated portion of the Fund’s assets that it manages in a manner that it believes to be in the best interest of the Fund’s shareholders.

Vote decisions are made after the GoldenTree Sub-Adviser considers recommendations made by its proxy voting service, Institutional Shareholder Services, Inc. (“ISS”), as applicable, and after considering how best to cast the vote such that its clients’ best interests are served. It is possible that the best interests of different clients of the GoldenTree Sub-Adviser, including the Fund, may not always be aligned. While the GoldenTree Sub-Adviser will seek to act in a manner it reasonably believes to be equitable to all clients under the circumstances, it may take certain actions for some clients that could have an adverse effect on other clients. Accordingly, absent in the opinion of the GoldenTree Sub-Adviser, special circumstances existing where a voting item could potentially have a material conflict/adverse effect on a Fund investment (in which case, such matters would be submitted for FS Multi-Alternative Advisor’s review and input), normal course voting matters would be determined by the GoldenTree Sub-Adviser. In exercising voting discretion on behalf of its clients and in instances where the GoldenTree Sub-Adviser departs from an ISS recommendation, the GoldenTree Sub-Adviser will seek to avoid any direct or indirect conflict of interest.

Shareholders may obtain information regarding how the GoldenTree Sub-Adviser votes proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each portfolio manager has served as a portfolio manager since the Fund’s inception.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 25 years of experience in credit investing and corporate lending. Mr. Gerson is currently Co-President of FS KKR Capital Corp. and FS KKR Capital Corp. II and serves on both funds’ investment committees.  Mr. Gerson also serves on the investment committee of FS Energy and Power Fund.   Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented business development companies. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. CIBC World Markets purchased Mr. Gerson’s predecessor firm, The Argosy Group, an investment banking and leveraged finance boutique, which he joined after beginning his career in the corporate finance department of Merrill Lynch & Co.  Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly serves as Co-President and Chief Investment Officer of FS Investments and has been with FS Investments since January 2015. Mr. Kelly shares oversight of firm strategy and leads the Investment Management, Product Development, Capital Markets, Due Diligence, and Investment Research functions. Before joining FS Investments, Mr. Kelly was the Chief Executive Officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as Chief Investment Officer and eventually Co-Chief Executive Officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a Board Member of Invest in Others, a Co-Founder and Board Member of the Spotlight Foundation, and Trustee of the Tiger Foundation. He has also served as a trustee of the Stanford Business School Trust.

Robert Haas serves as Executive Director within the Investment Management group of FS Investments. He also serves on the investment committee of FS Credit Real Estate Income Trust. Mr. Haas has served in various capacities overseeing portfolio management functions for FS Investments and its affiliated investment advisers since 2010. Prior to joining FS Investments, Mr. Haas served on the Commercial Real Estate Investment team at American Capital, a private equity firm and global asset manager. At American Capital, Mr. Haas was involved in all aspects of the company’s commercial real estate investing activities, including bond investment selection, due diligence, structuring, securitization and surveillance. Prior to American Capital, Mr. Haas served in the Structured Finance group at CapitalSource, a specialty finance company, where he sourced, underwrote, negotiated, structured and managed investments in middle-market finance companies. Prior to CapitalSource, Mr. Haas was an analyst within Goldman Sachs’ Archon Group, where he analyzed and evaluated investments in commercial real estate. Mr. Haas earned a B.S. in finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Haas is Co-Founder and Chairman of the board of The 1789 Fund, a non-profit organization dedicated to improving the health of mothers and newborns in underserved populations.

Robert Lawrence has served as Managing Director and Global Head of Real Estate at FS Investments since September 2017 and is responsible for overseeing all real estate-related businesses and strategies. Before joining FS Investments, Mr. Lawrence served as Executive Managing Director at Singer & Bassuk, a boutique real estate finance firm. Before joining Singer & Bassuk, he was Senior Managing Director and Co-Head of Origination at Guggenheim Commercial Real Estate Finance, where he led and managed the origination platform for CMBS and affiliated life companies. Previously, Mr. Lawrence also spent 17 years and held several high-level positions at JPMorgan Chase and Bear Stearns. At JPMorgan Chase, he served as Managing Director and Head of the Securitized Products Group in Asia. Before the merger with JPMorgan Chase in 2008, he was Senior Managing Director and Co-Head of Origination at Bear Stearns and a founding member of the firm’s Global CMBS department. Mr. Lawrence received a Bachelor of Science in Business Administration from the University of Vermont and a Master of Science in Real Estate Investment and Development from New York University. Mr. Lawrence is an active member of YPO, the Vanderbilt University Undergraduate Real Estate Club Advisory Board, ULI and the Nassau County Disaster Action Team for the American Red Cross.

Daniel Picard currently serves as Head of Product Development and Due Diligence and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment offerings as well as onboarding new products with FS’s broker-dealer partners and RIAs. Before joining the Product Development team, Mr. Picard worked in the firm’s Product Strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citi, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his BA in Economics.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Brian Gerson
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	3	$17,255,935	3	$17,255,935
Other Accounts	—	—	—	—
Michael Kelly
Registered Investment Companies	8	$545,884	—	—
Other Pooled Investment Vehicles	4	$17,965,848	4	$17,965,848
Other Accounts	—	—	—	—
Robert Haas
Registered Investment Companies	1	$19,900	—	—
Other Pooled Investment Vehicles	1	$709,913	1	$709,913
Other Accounts	—	—	—	—
Robert Lawrence
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$709,913	1	$709,913
Other Accounts	—	—	—	—
Daniel Picard
Registered Investment Companies	2	$354,543	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)The assets for the accounts with fiscal year ends of December 31 represent assets as of September 30, 2020. Certain of the assets for the accounts within FS Series Trust represent net assets.

Potential Conflicts of Interest

FS Multi-Alternative Advisor and the GoldenTree Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of FS Multi-Alternative Advisor allocate their time as they deem appropriate between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The personnel of the GoldenTree Sub-Adviser as they deem appropriate allocate their time between assisting FS Multi-Alternative Advisor in identifying investment opportunities and making investment recommendations or decisions and performing similar functions for other business activities in which they may be involved;

•The principals of FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Multi-Alternative Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•The Fund may compete with other funds or clients managed or advised by the GoldenTree Sub-Adviser or affiliates of the GoldenTree Sub-Adviser for investment opportunities, subjecting the GoldenTree Sub-Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive fees while certain other funds of FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser are, which could incentivize FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser to favor such funds over the Fund when allocating investments;

•GoldenTree Asset Management LP (“GoldenTree”) also has an interest in an entity that it has retained to provide various services for clients in its structured products group, which includes the Fund, and the Fund pays its portion of the expenses for these services. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;

•The GoldenTree Sub-Adviser and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Multi-Alternative Advisor and the GoldenTree Sub-Adviser will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser provide investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser may result in FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of the GoldenTree Sub-Adviser to recommend to FS Multi-Alternative Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser would otherwise take an action;

•FS Multi-Alternative Advisor, the GoldenTree Sub-Adviser and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•The GoldenTree Sub-Adviser and its affiliates may have existing business relationships or access to material non-public information that would prevent such Sub-Adviser from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Multi-Alternative Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the U.S. Securities and Exchange Commission (“SEC”), and subject to the allocation policies of FS Multi-Alternative Advisor, the GoldenTree Sub-Adviser and any of their respective affiliates, as applicable, FS Multi-Alternative Advisor, the GoldenTree Sub-Adviser and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Multi-Alternative Advisor, the GoldenTree Sub-Adviser or any of their respective affiliates to participate in an investment opportunity. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Multi-Alternative Advisor and/or the GoldenTree Sub-Adviser, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Multi-Alternative Advisor or the GoldenTree Sub-Adviser (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)As of the date hereof, FS Multi-Alternative Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Multi-Alternative Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Multi-Alternative Advisor’s investment committee as of October 31, 2020, based on the net asset value per Class I common share of the Fund of $11.84 on October 31, 2020.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Brian Gerson	None
Michael Kelly	None
Robert Haas	None
Robert Lawrence	None
Daniel Picard	None

(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this annual report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this annual report on Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2) The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(a)(5) The Proxy Voting Policies and Procedures of FS Multi-Alternative Advisor are included herein in response to Item 7.

(b) The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Multi-Alternative Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: December 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: December 23, 2020

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: December 23, 2020